UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2020

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2020, the Company’s shareholders approved the IMAX Corporation Second Amended and Restated Long-Term Incentive Plan (the “IMAX LTIP”) at the Company’s Annual and Special Meeting, which previously had been approved by the Company’s Board of Directors, subject to shareholder approval. For a description of the IMAX LTIP, see Item No. 4, “Approval of the Second Amended and Restated Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 29, 2020. These descriptions are incorporated by reference in Item 5.02 of this Current Report on Form 8-K. This disclosure and the incorporated description of the IMAX LTIP are qualified in their entirety by reference to the IMAX LTIP, a copy of which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

IMAX Corporation (the “Company”) held its 2020 Annual and Special Meeting of Shareholders (the “Meeting”) via live audio webcast on June 3, 2020.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.	Election of Directors

On a vote by ballot, Neil S. Braun, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillan, Dana Settle, Darren D. Throop and Bradley J. Wechsler were elected as directors of the Company to hold office until the next annual meeting of shareholders in the year 2021 or until their successors are elected or appointed.

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	41,520,401	3,723,330	4,406,042
Eric A. Demirian	43,476,454	1,767,277	4,406,042
Kevin Douglas	42,005,713	3,238,018	4,406,042
Richard L. Gelfond	44,324,813	918,918	4,406,042
David W. Leebron	38,584,340	6,659,391	4,406,042
Michael MacMillan	42,008,378	3,235,353	4,406,042
Dana Settle	41,978,292	3,265,439	4,406,042
Darren D. Throop	27,530,520	17,713,211	4,406,042
Bradley J. Wechsler	44,096,434	1,147,297	4,406,042

2.	Appointment of Auditor

On a vote by ballot, PricewaterhouseCoopers LLP were appointed auditors of the Company to hold office until the next annual meeting of shareholders in the year 2021, and shareholders authorized the directors to fix their remuneration.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
48,396,826	705,565	547,381	1

3.	Named Executive Officer Compensation (“Say-on-Pay”)

On a vote by ballot, the shareholders approved the advisory vote on the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
26,892,446	18,311,294	39,992	4,406,041

4.	Second Amended and Restated Long-Term Incentive Plan

On a vote by ballot, the shareholders approved the IMAX LTIP. A copy of the IMAX LTIP is attached hereto as Exhibit 10.1.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
37,836,290	7,372,676	34,765	4,406,042

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Long-Term Incentive Plan.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 5, 2020	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
Senior Vice President, Legal Affairs & Corporate Secretary

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